Exhibit 99.1

Joinder Agreement

This JOINDER AGREEMENT (the “Joinder”) is dated as of March 19, 2014 by and among PW Partners Atlas Fund II LP, PW Partners Atlas Fund LP, PW Partners Master Fund LP, PW Partners Atlas Funds, LLC, PW Partners, LLC, PW Partners Capital Management LLC, Patrick Walsh, Jeffrey C. Neal, Luxor Capital Partners, LP, Luxor Wavefront, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Spectrum Offshore Master Fund, LP, Luxor Spectrum Offshore, Ltd., LCG Holdings, LLC, Luxor Capital Group, LP, Luxor Management, LLC, Christian Leone, Jason G. Bernzweig, Mark A. McEachen and Emanuel R. Pearlman (collectively, the “Existing Members”) and Zelman Capital, LLC, Zelman Capital, LP and David S. Zelman (collectively, the “New Members”).

WHEREAS, the Existing Members are parties to that certain Joint Filing and Solicitation Agreement dated as of February 28, 2014 (the “Agreement”), pursuant to which the Existing Members formed a “group” (as contemplated by Section 13(d) of the Securities Exchange Act of 1934, as amended) for the purpose of seeking representation on the Board of Directors of BJ’s Restaurants, Inc. (the “Company”) at the 2014 annual meeting of stockholders of the Company and for the purpose of taking all other action necessary to achieve the foregoing; and

WHEREAS, the New Members desire to join the group formed by the Existing Members.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.           Effective immediately, the New Members are joined as parties to the Agreement and are members of the Group (as defined in the Agreement).

2.           The New Members agree to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3.           Each of the undersigned parties hereby agrees that this Joinder shall be filed as an exhibit to the Group’s Schedule 13D, as amended.

4.           This Joinder may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument, which may be sufficiently evidenced by one counterpart.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

PW PARTNERS ATLAS FUND II LP

By:	PW Partners Atlas Funds, LLC General Partner

By:	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member and Chief Executive Officer

PW PARTNERS ATLAS FUND LP

By:	PW Partners Atlas Funds, LLC General Partner

By:	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member and Chief Executive Officer

PW PARTNERS MASTER FUND LP

By:	PW Partners, LLC General Partner

By:	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member and Chief Executive Officer

PW PARTNERS ATLAS FUNDS, LLC

By:	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member and Chief Executive Officer

PW PARTNERS, LLC

By:	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member and Chief Executive Officer

PW PARTNERS CAPITAL MANAGEMENT LLC

By:	/s/ Patrick Walsh
	Name:	Patrick Walsh
	Title:	Managing Member

/s/ Patrick Walsh
PATRICK WALSH

/s/ Patrick Walsh
PATRICK WALSH, as attorney-in-fact for Jeffrey C. Neal

LUXOR CAPITAL PARTNERS, LP

By:	LCG Holdings, LLC General Partner

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR WAVEFRONT, LP

By:	LCG Holdings, LLC General Partner

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By:	LCG Holdings, LLC General Partner

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR CAPITAL PARTNERS OFFSHORE, LTD.

By:	Luxor Capital Group, LP Investment Manager

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR SPECTRUM OFFSHORE MASTER FUND, LP

By:	LCG Holdings, LLC General Partner

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR SPECTRUM OFFSHORE, LTD.

By:	Luxor Capital Group, LP Investment Manager

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR CAPITAL GROUP, LP

By:	Luxor Management, LLC General Partner

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LCG HOLDINGS, LLC

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

LUXOR MANAGEMENT, LLC

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

/s/ Norris Nissim
NORRIS NISSIM, as Agent for Christian Leone

/s/ Norris Nissim
NORRIS NISSIM, as attorney-in-fact for Jason G. Bernzweig, Mark A. McEachen and Emanuel R. Pearlman

ZELMAN CAPITAL, LP

By:	Zelman Capital, LLC General Partner

By:	/s/ Stephen H. Wank
	Name:	Stephen H. Wank
	Title:	Chief Financial Officer

ZELMAN CAPITAL, LLC

By:	/s/ Stephen H. Wank
	Name:	Stephen H. Wank
	Title:	Chief Financial Officer

/s/ David S. Zelman
DAVID S. ZELMAN